                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2000

                         PentaStar Communications, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-27709                  84-1502003
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)

              1522 Blake Street, Denver CO                 80202
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (303) 825-4400

                                      None
                                      ----
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition of Assets

     On February 18, 2000, PentaStar Communications, Inc. ("PentaStar"), through a wholly-owned subsidiary, executed an agreement to acquire, and completed the acquisition of, the assets of USTeleCenters, Inc. and Vermont Network Services Corporation (collectively referred to as "UST").

     The purchase price paid for the Assets consisted of: (i) $182,147.09 in cash paid at closing; (ii) 5,980 shares of PentaStar common stock, $.0001 par value, issued to ViewTech, Inc., the parent company of UST (which shares had a agreed upon value of $100,000 based upon the trading price for the five day period ending on February 18, 2000); and (iii) $2,500,000 of assumed liabilities, plus on-going obligations under various assumed agreements relating to the acquired assets and business. The purchase price was determined based upon negotiations among parties.

     UST, founded in 1986 and headquartered in Boston, is a full-service communications agent focusing on small business customers located throughout Bell Atlantic's 13 state region.

     The source of funds used by the Company to pay the cash portion of the purchase price was proceeds from the Company's recent initial public offering of equity securities.

Item 7. Financial Statements and Exhibits

a)   Financial Statements.

     In accordance with Item 7(a)(4) of Form 8-K, the financial statements required to be filed with the Commission will be filed by an amendment to this report under cover of Form 8-K/A no later than 60 days after the due date of this report.

b)   Pro Forma Financial Information.

     In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed by an amendment to this report under cover of Form 8-K/A no later than 60 days after the due date of this report.



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c)   Exhibits.

EXHIBIT NUMBER                              DESCRIPTION
      2.1      Asset Purchase Agreement, dated as of December 31, 1999, among OC
               Mergerco 4, Inc., USTeleCenters, Inc., Vermont Network Services
               Corporation and View Tech, Inc. Pursuant to Item 601 (b)(2) of
               Regulation S-B under the Securities Exchange Act of 1934, the following is a list of exhibits, schedules and attachments to the
               Asset Purchase Agreement which have been omitted from this
               Current Report on Form 8-K, but which PentaStar agrees to furnish to the Commission upon request:

               EXHIBITS/SCHEDULES/ATTACHMENTS TO ASSET PURCHASE AGREEMENT

               Exhibit A         USTeleCenters, Inc./Vermont Network Services
                                 Corporation Assumed Liabilities

               Exhibit B         USTeleCenters, Inc./Vermont Network Services
                                 Corporation December 31, 1999 Consolidated
                                 Pro-Forma Balance Sheet

               Schedule 3.5      Financial Statements of USTeleCenters, Inc.
                                 and Financial Statements of Vermont Network
                                 Services Corporation

               View Tech Lock-Up Agreement dated February 18, 2000 among OC
                                 Mergerco 4, Inc., PentaStar and View Tech, Inc.

               Assignment and Assumption Agreement dated February 18, 2000 among
                                 USTeleCenters, Inc., Vermont Network Services
                                 Corporation and OC Mergerco 4, Inc.

               Disclosure Schedule

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2000                     PENTASTAR COMMUNICATIONS, INC.

                                        By: /s/ David L. Dunham
                                           -----------------------
                                           David L. Dunham
                                           Chief Financial Officer
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                                 EXHIBIT INDEX



EXHIBIT NUMBER                              DESCRIPTION
      2.1      Asset Purchase Agreement, dated as of December 31, 1999, among OC
               Mergerco 4, Inc., USTeleCenters, Inc., Vermont Network Services
               Corporation and View Tech, Inc. Pursuant to Item 601 (b)(2) of
               Regulation S-B under the Securities Exchange Act of 1934, the following is a list of exhibits, schedules and attachments to the
               Asset Purchase Agreement which have been omitted from this
               Current Report on Form 8-K, but which PentaStar agrees to furnish to the Commission upon request:

               EXHIBITS/SCHEDULES/ATTACHMENTS TO ASSET PURCHASE AGREEMENT

               Exhibit A         USTeleCenters, Inc./Vermont Network Services
                                 Corporation Assumed Liabilities

               Exhibit B         USTeleCenters, Inc./Vermont Network Services
                                 Corporation December 31, 1999 Consolidated
                                 Pro-Forma Balance Sheet

               Schedule 3.5      Financial Statements of USTeleCenters, Inc.
                                 and Financial Statements of Vermont Network
                                 Services Corporation

               View Tech Lock-Up Agreement dated February 18, 2000 among OC
                                 Mergerco 4, Inc., PentaStar and View Tech, Inc.

               Assignment and Assumption Agreement dated February 18, 2000 among
                                 USTeleCenters, Inc., Vermont Network Services
                                 Corporation and OC Mergerco 4, Inc.

               Disclosure Schedule